Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Second Quarter 2021 Financial Results

HAYWARD, Calif., August 2, 2021 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the second quarter ended June 25, 2021.

"UCT delivered strong second quarter results driven by disciplined execution in a robust demand environment across all of our end markets,” said Jim Scholhamer, CEO. “These results demonstrate that UCT’s diversified suite of capabilities and ability to deliver are enabling us to play a larger, more valuable role in the semiconductor ecosystem”.

Second Quarter 2021 GAAP Financial Results

Total revenue was $515.2 million. Products contributed $442.5 million and Services added $72.7 million. Total gross margin was 19.4%, operating margin was 6.2%, and net income was $17.1 million or $0.39 per basic and diluted share. This compares to total revenue of $417.6 million, gross margin of 20.8%, operating margin of 9.7%, and net income of $25.0 million or $0.62 and $0.60 per basic and diluted share in the prior quarter.

Second Quarter 2021 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 21.2%, operating margin was 11.7%, and net income was $43.7 million or $0.99 per diluted share. This compares to gross margin of 21.3%, operating margin of 12.2%, and net income of $38.2 million or $0.92 per diluted share in the prior quarter.

Third Quarter 2021 Outlook

The Company expects revenue in the range of $520.0 million to $560.0 million and GAAP diluted net income per share to be between $0.68 and $0.85. The Company expects non-GAAP diluted net income per share to be between $0.94 and $1.10.

Conference Call

The call will take place on Monday August 2, 2021 at 1:30 p.m. PT (4:30 pm ET) and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 10158101. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components and parts, and ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company currently defines non-GAAP net income as net income (loss) before amortization of intangible assets, restructuring charges, executive transition costs, acquisition costs, fair value adjustments, depreciation adjustments, stock-based compensation, certain insurance proceeds, and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 25, 2020 as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto, Vice President Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 25,	June 26,	June 25,	June 26,
	2021	2020	2021	2020

Revenues:
Product	$442,515	$277,892	$788,131	$537,275
Services	72,685	66,890	144,696	128,403
Total revenues	515,200	344,782	932,827	665,678
Cost of revenues:
Product	367,919	229,276	651,488	444,031
Services	47,398	41,628	94,518	82,107
Total cost of revenues	415,317	270,904	746,006	526,138
Gross profit	99,883	73,878	186,821	139,540
Operating expenses:
Research and development	6,066	3,827	10,274	7,251
Sales and marketing	12,652	5,876	20,260	11,668
General and administrative	49,218	33,350	83,930	67,247
Total operating expenses	67,936	43,053	114,464	86,166
Income from operations	31,947	30,825	72,357	53,374
Interest income	59	158	157	470
Interest expense	(7,059)	(3,773)	(10,664)	(8,961)
Other income (expense), net	(711)	560	(4,974)	(2,131)
Income before provision for income taxes	24,236	27,770	56,876	42,752
Provision for income taxes	6,221	5,691	13,236	10,156
Net income	18,015	22,079	43,640	32,596
Less: Net income attributable to noncontrolling interests	917	815	1,545	1,910
Net income attributable to UCT	$17,098	$21,264	$42,095	$30,686

Net income per share attributable to UCT common stockholders:
Basic	$0.39	$0.53	$1.00	$0.77
Diluted	$0.39	$0.52	$0.98	$0.75
Shares used in computing net income per share:
Basic	43,328	40,087	41,946	39,952
Diluted	44,253	40,834	42,948	40,774

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in thousands)

	June 25,	December 25,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$451,401	$200,274
Accounts receivable, net of allowance	210,426	145,539
Inventories	301,956	180,385
Prepaid expenses and other current assets	35,506	18,895
Total current assets	999,289	545,093

Property, plant and equipment, net	218,295	159,150
Goodwill	257,179	171,132
Intangibles assets, net	270,518	160,519
Deferred tax assets, net	23,288	23,513
Operating lease right-of-use assets	69,809	37,821
Other non-current assets	8,277	5,315
Total assets	$1,846,655	$1,102,543

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$21,594	$7,361
Accounts payable	231,002	121,328
Accrued compensation and related benefits	43,911	34,532
Operating lease liabilities	15,966	11,721
Other current liabilities	42,487	26,335
Total current liabilities	354,960	201,277

Bank borrowings, net of current portion	573,116	261,619
Deferred tax liabilities	45,497	33,571
Operating lease liabilities	54,274	31,050
Other liabilities	30,088	23,812
Total liabilities	1,057,935	551,329

Equity:
UCT stockholders’ equity:
Common stock	502,873	309,589
Retained earnings	260,067	217,972
Accumulated other comprehensive gain	4,586	5,087
Total UCT stockholders' equity	767,526	532,648
Noncontrolling interest	21,194	18,566
Total equity	788,720	551,214
Total liabilities and stockholders' equity	$1,846,655	$1,102,543

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in thousands)

	Six Months Ended
	June 25,	June 26,
	2021	2020
Cash flows from operating activities:
Net income	$43,640	$32,596
Adjustments to reconcile net income to net cash provided by operating activities (excluding assets acquired and liabilities assumed):
Depreciation and amortization	30,906	23,403
Stock-based compensation	7,169	6,150
Deferred income taxes	877	(17)
Change in the fair value of financial instruments	12,987	4,186
Gain from insurance proceeds	(7,332)	—
Others	231	(239)
Changes in assets and liabilities:
Accounts receivable	(13,254)	(26,040)
Inventories	(41,271)	(21,459)
Prepaid expenses and other current assets	(328)	(1,567)
Other non-current assets	(713)	290
Accounts payable	80,768	6,520
Accrued compensation and related benefits	(1,084)	2,832
Operating lease assets and liabilities	(575)	(510)
Income taxes payable	948	4,887
Other liabilities	3,756	2,153
Net cash provided by operating activities	116,725	33,185
Cash flows from investing activities:
Purchases of property, plant and equipment	(22,702)	(17,049)
Proceeds from sale of equipment, including insurance proceeds	7,399	2,922
Acquisition of business, net of cash acquired	(355,155)	—
Net cash used in investing activities	(370,458)	(14,127)
Cash flows from financing activities:
Proceeds from bank borrowings	371,486	60,478
Proceeds from issuance of common stock	193,138	260
Principal payments on bank borrowings and finance leases	(43,370)	(26,261)
Payments of debt issuance costs	(8,899)	—
Employees’ taxes paid upon vesting of restricted stock units	(7,013)	(1,382)
Others	(128)	—
Net cash provided by financing activities	505,214	33,095
Effect of exchange rate changes on cash and cash equivalents	(354)	(320)
Net increase in cash and cash equivalents	251,127	51,833
Cash and cash equivalents at beginning of period	200,274	162,531
Cash and cash equivalents at end of period	$451,401	$214,364

ULTRA CLEAN HOLDINGS, INC.
REPORTABLE SEGMENTS
GAAP TO NON-GAAP RECONCILIATION
(Unaudited; dollars in thousands)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	June 25, 2021			June 25, 2021
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$442,515	$72,685	$515,200	$442,515	$72,685	$515,200
Gross profit	$74,596	$25,287	$99,883	$83,052	$26,309	$109,361
Gross margin	16.9%	34.8%	19.4%	18.8%	36.2%	21.2%
Income from operations	$24,023	$7,924	$31,947	$48,297	$12,133	$60,430
Operating margin	5.4%	10.9%	6.2%	10.9%	16.7%	11.7%

	Three Months Ended
	June 25, 2021
	Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$74,596	$25,287	$99,883
Amortization of intangible assets (1)	658	1,022	1,680
Restructuring charges (2)	201	-	201
Stock-based compensation expense (3)	414	-	414
Fair value related adjustments (4)	7,183		7,183
Non-GAAP gross profit	$83,052	$26,309	$109,361

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	16.9%	34.8%	19.4%
Amortization of intangible assets (1)	0.1%	1.4%	0.3%
Restructuring charges (2)	0.1%	-	0.0%
Stock-based compensation expense (3)	0.1%	-	0.1%
Fair value related adjustments (4)	1.6%	-	1.4%
Non-GAAP gross margin	18.8%	36.2%	21.2%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$24,023	$7,924	$31,947
Amortization of intangible assets (1)	5,795	3,716	9,511
Restructuring charges (2)	(68)	40	(28)
Stock-based compensation expense (3)	3,271	453	3,724
Fair value related adjustments (4)	7,183	-	7,183
Acquisition related costs (5)	8,093	-	8,093
Non-GAAP income from operations	$48,297	$12,133	$60,430

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	5.4%	10.9%	6.2%
Amortization of intangible assets (1)	1.3%	5.1%	1.8%
Restructuring charges (2)	0.0%	0.1%	0.0%
Stock-based compensation expense (3)	0.8%	0.6%	0.7%
Fair value related adjustments (4)	1.6%	0.0%	1.4%
Acquisition related costs (5)	1.8%	0.0%	1.6%
Non-GAAP operating margin	10.9%	16.7%	11.7%

1	Amortization of intangible assets related to the Company's business acquisitions
2	Represents severance, retention and costs related to facility closures
3	Represents compensation expense for stock granted to employees and directors
4	Represents acquisition fair value related adjustments
5	Represents costs related to the acquisition of Ham-Let

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	June 25,	June 26,	March 26,
	2021	2020	2021
Reconciliation of GAAP Net Income to Non-GAAP Net Income (in thousands)
Reported net income attributable to UCT on a GAAP basis	$17,098	$21,264	$24,997
Amortization of intangible assets (1)	9,511	4,949	4,889
Restructuring charges (2)	(28)	1,572	140
Stock-based compensation expense (3)	3,724	3,104	4,043
Fair value related adjustments (4)	8,583	1,209	11,582
Acquisition related costs (5)	8,093	-	1,337
Insurance proceeds (6)	-	-	(7,332)
Income tax effect of non-GAAP adjustments (7)	(5,259)	(2,037)	(2,639)
Income tax effect of valuation allowance (8)	1,956	470	1,140
Non-GAAP net income attributable to UCT	$43,678	$30,531	$38,157

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$31,947	$30,825	$40,410
Amortization of intangible assets (1)	9,511	4,949	4,889
Restructuring charges (2)	(28)	1,572	140
Stock-based compensation expense (3)	3,724	3,104	4,043
Fair value related adjustments (4)	7,183	-	-
Acquisition related costs (5)	8,093	-	1,337
Non-GAAP income from operations	$60,430	$40,450	$50,819

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	6.2%	8.9%	9.7%
Amortization of intangible assets (1)	1.8%	1.4%	1.2%
Restructuring charges (2)	0.0%	0.5%	0.0%
Stock-based compensation expense (3)	0.7%	0.9%	1.0%
Fair value related adjustments (4)	1.4%	0.0%	0.0%
Acquisition related costs (5)	1.6%	0.0%	0.3%
Non-GAAP operating margin	11.7%	11.7%	12.2%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$99,883	$73,878	$86,938
Amortization of intangible assets (1)	1,680	1,022	1,022
Restructuring charges (2)	201	253	6
Stock-based compensation expense (3)	414	726	980
Fair value related adjustments (4)	7,183	-	-
Non-GAAP gross profit	$109,361	$75,879	$88,946

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	19.4%	21.4%	20.8%
Amortization of intangible assets (1)	0.3%	0.3%	0.3%
Restructuring charges (2)	0.0%	0.1%	0.0%
Stock-based compensation expense (3)	0.1%	0.2%	0.2%
Fair value related adjustments (4)	1.4%	0.0%	0.0%
Non-GAAP gross margin	21.2%	22.0%	21.3%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$(7,711)	$(3,055)	$(7,770)
Fair value related adjustments (4)	1,400	1,209	11,582
Insurance proceeds (6)	-	-	(7,332)
Non-GAAP interest and other income (expense)	$(6,311)	$(1,846)	$(3,520)

Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income on a GAAP basis	$0.39	$0.52	$0.60
Amortization of intangible assets (1)	0.22	0.12	0.12
Restructuring charges (2)	(0.00)	0.04	0.00
Stock-based compensation expense (3)	0.09	0.08	0.10
Fair value related adjustments (4)	0.19	0.03	0.28
Acquisition related costs (5)	0.18	-	0.03
Insurance proceeds (6)	-	-	(0.18)
Income tax effect of non-GAAP adjustments (7)	(0.12)	(0.05)	(0.06)
Income tax effect of valuation allowance (8)	0.04	0.01	0.03
Non-GAAP net income	$0.99	$0.75	$0.92
Weighted average number of diluted shares (thousands) on a non-GAAP basis	44,253	40,834	41,639

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	June 25,	June 26,	March 26,
	2021	2020	2021
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$6,221	$5,691	$7,015
Income tax effect of non-GAAP adjustments (7)	5,259	2,037	2,639
Income tax effect of valuation allowance (8)	(1,956)	(470)	(1,140)
Non-GAAP provision for income taxes	$9,524	$7,258	$8,514

Income (loss) before income taxes on a GAAP basis	$24,236	$27,770	$32,640
Amortization of intangible assets (1)	9,511	4,949	4,889
Restructuring charges (2)	(28)	1,572	140
Stock-based compensation expense (3)	3,724	3,104	4,043
Fair value related adjustments (4)	8,583	1,209	11,582
Acquisition related costs (5)	8,093	-	1,337
Insurance proceeds (6)	-	-	(7,332)
Non-GAAP income before income taxes	$54,119	$38,604	$47,299
Effective income tax rate on a GAAP basis	25.7%	20.5%	21.5%
Non-GAAP effective income tax rate	17.6%	18.8%	18.0%

1	Amortization of intangible assets related to the Company's business acquisitions
2	Represents severance, retention and costs related to facility closures
3	Represents compensation expense for stock granted to employees and directors
4	Represents acquisition related fair value adjustments and fair value adjustments of contingent consideration, purchase obligation and forward hedge contracts
5	Represents costs related to acquisitions
6	Insurance proceeds pertaining to the Cinos fire in 2018
7	Tax effect of items (1) through (6) above based on the non-GAAP tax rate shown below
8	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.